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                                                                    EXHIBIT 10.1





                        ASPEN INSURANCE HOLDINGS LIMITED

                      BCP EXCALIBUR HOLDCO (CAYMAN) LIMITED

                           WELLINGTON UNDERWRITING PLC

                            HARRINGTON TRUST LIMITED

                                   AND OTHERS
              ----------------------------------------------------


                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

                         DATED AS OF SEPTEMBER 30, 2003

              ----------------------------------------------------







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                                    CONTENTS
CLAUSE                                                                      PAGE

1.    Interpretation..........................................................2

2.    Transfer Of Shares; Restrictive Legend..................................9

3.    Tag Along Rights.......................................................10

4.    Certain Agreements.....................................................15

5.    Confidentiality........................................................15

6.    Costs..................................................................16

7.    Effective Date; Duration...............................................17

8.    General Provisions.....................................................17

9.    Notices................................................................20

10.   Governing Law And Jurisdiction.........................................21

Schedule 1     Part A........................................................22

               Part B........................................................23

Schedule 2     Deed Of Adherence.............................................24

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THIS AGREEMENT is made as of September 30, 2003

BY AND AMONG:

(1) ASPEN INSURANCE HOLDINGS LIMITED (formerly known as Exali Reinsurance Holdings Limited), a company incorporated in Bermuda (registered no. 32164), whose registered office is at Victoria Hall, 11 Victoria Street, Hamilton HM11, Bermuda (the "COMPANY");

(2) THE SEVERAL PERSONS whose names are set out in Part A of Schedule 1 (the "INVESTORS" and each an "INVESTOR");

(3) WELLINGTON UNDERWRITING PLC, a company incorporated in England and Wales (registered no. 02966836, whose registered office is at 88 Leadenhall Street, London EC3A 3BA, England ("WU PLC");

(4) HARRINGTON TRUST LIMITED, a company incorporated under the laws of Bermuda whose registered office is at Windsor Place, 4th Floor, 22 Queen Street, Hamilton, HM EX, Bermuda (including its successors, the "NAMES' TRUSTEE") solely as trustee of the Part A Trust Fund of the Names Trust (defined below); and

(5) THE SEVERAL PERSONS whose names are set out in Part B of Schedule 1 (the "MANAGERS" and each a "MANAGER").

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      In this Agreement:

         "2003 SHARE INCENTIVE PLAN" means the Company's 2003 Share Incentive Plan, as may be amended from time to time;

         "AFFILIATE" means, in relation to any undertaking, any other undertaking which controls, is controlled by, or is under common control with, such first undertaking. For the purpose of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") means the power to direct or cause the direction of the management and policies of such undertaking, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;

         "ASSOCIATED PERSON" means, in respect of any undertaking, any general partner, managing member, trustee, nominee, director, officer or employee of such undertaking or of any Affiliate of such undertaking and any member of the Family Group of any such person, in each case, who is not an Affiliate of such undertaking;

         "BOARD" means the board of Directors of the Company from time to time;

         "BUSINESS DAY" means a day (excluding Saturdays and Sundays) on which banks generally are open in New York, London and Bermuda for the transaction of normal banking business;

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         "BYE-LAWS" means the bye-laws of the Company, as amended from time to time;

         "CHANGE OF CONTROL" means the occurrence of any of the following events:

         (i) the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any person or group (as such terms are defined below) other than (x) any subsidiary (as defined below) of the Company or (y) any entity which is a holding company (as defined below) of the Company or any subsidiary of such holding company, so long as, in the case of any such sale or disposition referred to in clause (x) or (y), in one transaction or a series of related transactions, after giving effect thereto, more than 50% of the combined voting power (taking into consideration the provisions of Bye-Laws 63-67) of the voting shares of such subsidiary, holding company or subsidiary of such holding company are beneficially owned (as defined below), directly or indirectly, by the existing shareholders of the Company on the date the Board approved the Aspen Insurance Holdings 2003 Share Incentive Plan and their respective Affiliates;

         (ii) any person or group is or becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power (taking into consideration the provisions of Bye-Laws 63-67) of the voting Shares in issue (or of the voting securities of any entity which is the beneficial owner of more than 50% of the combined voting power of the voting Shares in issue), including by way of merger, consolidation, amalgamation, tender offer, exchange offer or otherwise; excluding, however, the following:
               (I) any primary issuance of shares by the Company in a public offering, (II) any acquisition by the Company, or (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

         (iii) the consummation of any transaction or series of transactions resulting in a merger, consolidation, amalgamation or other business combination transaction in which the Company is involved, other than a transaction which would result in the Shareholders immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power (taking into consideration the provisions of Bye-Laws 63-67) of the voting Shares in issue or of the voting securities of such surviving entity outstanding immediately after such merger, consolidation, amalgamation or other business combination transaction;

         For the purpose of this definition, the following terms have the following meanings: (i) "person" or "group" shall have the meanings given to them in Section 13(d)(3) or 14(d)(2) of the Exchange Act; (ii) "beneficial owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act (except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), and the term

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         "BENEFICIALLY OWNED" shall have a correlative meaning; (iii)
         "subsidiary" shall mean, in respect of any entity, any other entity of which more than 50% of the voting power of the voting shares of such entity are beneficially owned, directly or indirectly, by the first entity; and (iv) "holding company" shall mean, in respect of any entity, any other entity that is the beneficial owner, directly or indirectly, of more than 50% of the voting power of the voting shares of such first entity;

         "CODE" means the United States Internal Revenue Code of 1986, as amended, or any successor thereto;

         "CONFIDENTIAL INFORMATION" means any information concerning the Group or any member of the Group in the possession of or furnished to any Shareholder Party (including by virtue of its present or former right to nominate, appoint or designate a director of the Company and including information provided by the Company to any Shareholder Party under clauses (f) or (l) of Section 6 of the Registration Rights Agreement), provided that the term "Confidential Information" does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder Party or its partners, shareholders, members, directors, officers, employees, agents, counsel, investment advisers or representatives or, in the case of the Names' Trustee, the Names Trust Beneficiaries and the Members' Agents (all such persons being collectively referred to as "REPRESENTATIVES") in violation of this Agreement or any other agreement to which such Shareholder Party or its Representatives is bound containing a restriction on the use or disclosure of information of the Group or any member of the Group, (ii) is or was available to such Shareholder Party on a non-confidential basis prior to its disclosure to such Shareholder Party or its Representatives by or on behalf of the Company or (iii) was or becomes available to such Shareholder Party on a non-confidential basis from a source other than the Company, which source is or was (at the time of receipt of the relevant information) not, to such Shareholder Party's knowledge, bound by a confidentiality agreement with (or any fiduciary duty or other confidentiality obligation to) any member of the Group;

         "CO-INVESTMENT SCHEME" means a scheme under which Associated Persons of a Shareholder Party are entitled (as individuals or through an undertaking) to hold Shares which such Shareholder Party would otherwise hold;

         "CSFB" means the Investors listed in Schedule 1 under the heading
         "CSFB";

         "DIRECTOR" means a director of the Company from time to time;

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, or any successor thereto;

         "FAMILY GROUP" means, in respect of any individual, such individual's spouse and descendents (whether natural or adopted) and any undertaking established and maintained solely for the benefit of such individual, such individual's spouse and/or such individual's descendents;

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         "FRAMEWORK AGREEMENT" means the Framework Agreement dated 28 May 2002 entered into by the Wellington Business Entities (other than WUI) and the Company;

         "GROUP" means the Company and its subsidiaries or any holding company of the Company or the subsidiaries of any holding company of the Company in each case from time to time and "MEMBER OF THE GROUP" is to be construed accordingly;

         "INITIAL SUBSCRIPTION AND SHAREHOLDERS' AGREEMENT" means the Subscription and Shareholders' Agreement among the parties hereto entered on 28 May 2002 and amended on 21 June 2002, 17 September 2002, 3 October 2002, 22 November 2002, 27 November 2002 and 11 February 2003;

         "LLOYD'S" means The Society and Corporation of Lloyd's incorporated by the Lloyd's Acts 1871-1982 or, as the context may require, the Council of Lloyd's and any person or delegate acting under its authority;

         "MANAGEMENT SERVICE CONTRACTS" means the employment contracts entered into by any member of the Group and each of the Managers;

         "MANAGEMENT SHAREHOLDER" means each employee or director or officer of any member of the Group who is a Shareholder; for avoidance of doubt, no transferee of a Management Shareholder shall have any rights or obligations under this Agreement, other than the Shareholder's Estate or the Shareholder's Trust (as such terms are defined in the Management Shareholder's Agreement (as defined herein) to which such Management Shareholder is a party);

         "MANAGEMENT SHAREHOLDERS' REPRESENTATIVE" means Christopher O'Kane or, if he is not serving as chief executive officer of the Company, the then acting chief executive officer of the Company;

         "MEMBERS' AGENTS" means each of Anton Private Capital Limited, Hampden Agencies Limited, CBS Private Capital Limited and SOC Private Capital Limited, and their respective successors, as agents for the Names;

         "NAMES" means the underwriting members of Lloyd's participating in Syndicate 2020 for the 2002 year of account (or in respect of those individuals who have died, part of the 2002 year of account), other than the Wellington Corporate Members;

         "NAMES TRUST" means the trust established under Declaration of Trust between the Names' Trustee and WUSL for the benefit of the Names and their respective personal representatives, heirs, assigns and successors (collectively, "NAMES TRUST BENEFICIARIES") as may be amended or otherwise modified from time to time;

         "PERMITTED DISTRIBUTEE" means, for any Shareholder Party, a person to whom such Shareholder Party distributes, dividends or transfers (or proposes to distribute, dividend or transfer) Shares pursuant to a Permitted Distribution in accordance with this Agreement and the Bye-Laws;

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         "PERMITTED DISTRIBUTION" means (i) for any Shareholder Party that is a corporation, company or limited liability company, a dividend, distribution or comparable transfer of Shares by such Shareholder Party to any shareholder or member of such Shareholder Party, (ii) for any Shareholder Party that is a partnership or limited partnership, a distribution or comparable transfer of Shares by such Shareholder Party to any general or limited partner of such Shareholder Party, (iii) for any Shareholder Party that is a nominee, trustee, general partner or other person acting in a similar capacity for a trust, partnership or other unincorporated association, a distribution or comparable transfer of Shares by such Shareholder Party to any beneficiary of such trust, partnership or unincorporated association, provided that any such distribution, dividend or comparable transfer of Shares in respect of which the recipient or transferee pays or exchanges any consideration (other than carried interest payments, management fees and other transaction costs) shall not be deemed a Permitted Distribution;

         "PERMITTED TRANSFER" means a transfer of Shares:

         (a) by any Shareholder Party (other than a Shareholder Party described in sub-clause (b)) that is an undertaking to a member of the same group as such Shareholder Party if the transferee makes a covenant to the Company that if the transferee ceases to be a member of the same group, all its Shares will, before such cessation, be transferred to another member of the same group;

         (b) by any Shareholder Party that is a nominee, trustee or general partner or other person acting in a similar capacity for a trust, partnership or other unincorporated association to any successor or assignee nominee, trustee or general partner or other person acting in a similar capacity for such trust, partnership or unincorporated association;

         (c) by any Shareholder Party to any Associated Person or Co-Investment Scheme of such Shareholder Party;

         (d) by any Shareholder Party to a Permitted Distributee of such Shareholder Party; or

         (e) by any Shareholder Party who is an individual to any member of the Family Group of such individual;

         "PERMITTED TRANSFEREE" means, for any Shareholder Party, a person to whom such Shareholder Party transfers (or proposes to transfer) Shares pursuant to a Permitted Transfer in accordance with this Agreement and the Bye-Laws;

         "PHOENIX" means the Investors listed in Schedule 1 under the heading "Phoenix";

         "PUBLIC OFFERING" means a sale of Shares to the public in an offering pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form F-4 (business combinations) or Form S-8 (employee benefit plans) or any similar or successor forms);

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         "PUBLIC SALE" means a sale of Shares pursuant to a Public Offering or a
         Rule 144 Sale;

         "REGISTRATION RIGHTS AGREEMENT" means the Second Amended and Restated Registration Rights Agreement, by and among the Company, the Investors, WU plc and the Names' Trustee on behalf of the Names Trust, as may be amended, restated, supplemented or otherwise modified from time to time;

         "RULE 144" means Rule 144 under the Securities Act, as amended, or any successor rule;

         "RULE 144 SALE" means a sale of Shares to the public in accordance with the exemptions from registration under Rule 144;

         "SECURITIES ACT" means the United States Securities Act of 1933 as amended, or any successor thereto;

         "SHAREHOLDERS" means the holders of Shares from time to time as shown in the Share Register of the Company;

         "SHAREHOLDER PARTY" means each Shareholder that is a party to this Agreement (as an original signatory or by deed of adherence), for so long as such person is a party to this Agreement; for avoidance of doubt, the Managers shall not be deemed Shareholder Parties for the purposes of this Agreement;

         "SHARES" means any shares in the capital of the Company from time to time, including ordinary shares (voting or non-voting) and preference shares;

         "SYNDICATE 2020" means Syndicate 2020 at Lloyd's as managed by WUAL on 21 June 2002;

         "TRANSFER" means, in relation to any Share, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, hypothecate or otherwise transfer such Share or any beneficial interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, hypothecation or other transfer of such Share or any beneficial interest therein or any agreement or commitment to do any of the foregoing;

         "WELLINGTON BUSINESS ENTITIES" means each of WU plc, WUAL, WUSL and
         WUI;

         "WELLINGTON CORPORATE MEMBERS" means Premium Alpha Limited, Premium Beta Limited, Premium Gamma Limited, Premium Delta Limited, Premium Epsilon Limited, Premium Eta Limited, Premium Zeta Limited, Wellington One Limited, Wellington Two Limited, Wellington Three Limited, Wellington Four Limited and Wellington Five Limited;

         "WELLINGTON ENTITY" means (i) WU plc, (ii) any subsidiary of WU plc and
         (iii) the Names' Trustee (solely as trustee of the Names Trust);

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         "WELLINGTON OPTION" means the collective reference to the Option
         Instrument dated 21 June 2002 issued by the Company creating options to subscribe for non-voting shares of the Company, as may be amended, restated, supplemented or otherwise modified from time to time, and the Option Certificates issued thereunder of even date in favor of WU plc (in respect of 378,112 non-voting shares of the Company) and in favor of the Names' Trustee (in respect of 300,676 non-voting shares of the Company);

         "WUAL" means Wellington Underwriting Agencies Limited;

         "WUI" means Wellington Underwriting Inc., a company incorporated in the state of Delaware (registration number 155063) whose registered office is at 111-115 Charter Oak Avenue, Hartford, Connecticut 06106, USA; and

         "WUSL" means Wellington Underwriting Services Limited, a company incorporated in England and Wales (registered no. 01949097) whose registered office is 88 Leadenhall Street, London, EC3A 3BA, England.

    1.2  In this Agreement (unless otherwise expressly provided herein):

         1.2.1 an "UNDERTAKING" means a company, corporation, limited partnership, limited liability company or other incorporated association or a trust, partnership or other unincorporated association situated in any jurisdiction and, in relation to an undertaking which is not a company, expressions in this Agreement appropriate to companies shall be construed as references to the corresponding persons, officers, documents or organs (as the case may be) appropriate to undertakings of that description;

         1.2.2 an undertaking is a "SUBSIDIARY" of another undertaking, its "HOLDING COMPANY", if such other undertaking controls (as defined in the definition of "Affiliate") such undertaking;

         1.2.3 a statutory provision includes a reference to:

               (i) the statutory provision as modified or re-enacted or both from time to time whether before or after the date of this Agreement; and

               (ii) any subordinate legislation made under the statutory
                    provision whether before or after the date of this Agreement;

         1.2.4 a "MEMBER OF THE SAME GROUP" as an undertaking means a subsidiary or holding company of such undertaking or a subsidiary of a holding company of such undertaking;

         1.2.5 a person includes a reference to an individual or undertaking;

         1.2.6 a person includes a reference to that person's legal personal representatives and successors;

         1.2.7 any English legal term for any action, remedy, method of judicial proceeding, legal document, legal

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               status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term and to any English statute shall be construed so as to include equivalent or analogous laws of any other jurisdiction; and

         1.2.8 a clause or schedule, unless the context otherwise requires, is a reference to a clause of, or schedule to, this Agreement.

    1.3 Words and expressions defined in the Bye-Laws have the same meanings in this Agreement (unless otherwise expressly defined herein).

    1.4  The headings in this Agreement do not affect its interpretation.

    2.   TRANSFER OF SHARES; RESTRICTIVE LEGEND

    2.1 Until the date that is thirty-six (36) months after the Effective Date, if any Shareholder Party wishes to transfer any of its Shares to another person (a "TRANSFEREE"), other than a transfer (i) to the Company, (ii) pursuant to a Public Sale, (iii) the consummation of which will result in a Change of Control or (iv) to a Permitted Distributee in connection with a Permitted Distribution by such Shareholder Party, such Shareholder Party shall, as a condition of such transfer, require the Transferee to execute and deliver a deed of adherence to this Agreement, substantially in the form of Schedule 2 hereto; provided that a Permitted Distributee shall be required to execute and deliver a deed of adherence in such form if (A) (x) such Permitted Distributee is an Affiliate of such Shareholder Party and (y) following such Permitted Distribution such Permitted Distributee holds a number of ordinary shares of the Company which, when taken together with the number of ordinary shares of the Company then held by such Shareholder Party and all other undertakings that are Affiliates of such Shareholder Party, equals or exceeds 5% of the number of issued and authorized ordinary shares of the Company (on a fully-diluted basis, taking into account all vested and exercisable options, warrants or rights to acquire any ordinary shares of the Company and any securities immediately convertible into or exchangeable or exercisable for ordinary shares) or (B) such Permitted Distributee and each other Permitted Distributee in such Permitted Distribution is either an Affiliate or Associated Person of such Shareholder Party. During the period commencing on the Effective Date through the first anniversary of the Effective Date, a Shareholder Party shall not be entitled to transfer any of its Shares by way of a dividend, distribution or comparable transfer to any shareholder, member, partner, limited partner or beneficiary (as the case may be) of such Shareholder Party. A Shareholder Party may transfer its Shares only in accordance with, and subject to all applicable provisions of, this Agreement, the Registration Rights Agreement and the Bye-Laws.

    2.2 No Shares may be transferred by any Shareholder Party (other than pursuant to an effective registration statement under the Securities
         Act) unless such Shareholder Party first delivers to the Company, if requested by the Company, a written opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is not required to be registered under the Securities Act.

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    2.3  Each certificate representing Shares held by a Shareholder Party shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT DATED AS OF SEPTEMBER 30, 2003 AND THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF SEPTEMBER 30, 2003, AS EACH MAY BE AMENDED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. COPIES OF SUCH DOCUMENTS ARE ON FILE AT THE REGISTERED OFFICE OF THE COMPANY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH DOCUMENTS."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY UNITED STATES STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS
               (I)(A) A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SHARES, OR (B) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IS AVAILABLE OR THE SECURITIES ACT DOES NOT APPLY (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO SUCH EFFECT), AND (II) IF REQUIRED BY LAW, THE TRANSFEREE IS APPROVED BY APPLICABLE BERMUDA REGULATORY AUTHORITIES."

         In the event that any Shares (x) shall cease to be subject to the restrictions described in the first restrictive legend set forth above in this clause 2.3 in accordance with the terms of this Agreement and the Registration Rights Agreement, (y) shall cease (in the written opinion of counsel reasonably satisfactory to the Company) to be subject to the restrictions described in the second restrictive legend set forth above in this clause 2.3 or (z) are to be disposed in connection with an effective registration statement under the Securities Act, then, in each case, the Company shall, upon the written request of the holder thereof and surrender of the legended certificate representing such Shares, promptly issue to such holder a new certificate representing such Shares without the inapplicable restrictive legend or legends.

    3.   TAG ALONG RIGHTS

    3.1 If any Shareholder Party or group of Shareholder Parties (individually or collectively, a "TAG-ALONG SELLER") proposes to transfer to a person and such person's Affiliates (a "TAG-ALONG PURCHASER"), other than (i) a transfer to the Company, (ii) a Public Offering, (iii) a Rule 144 Sale pursuant to a broker's transaction (within the meaning of Section 4(4) of the Securities Act) or a transaction directly with a market maker (as that term is defined in Section 3(a)(38) of the Exchange
         Act), in either case, in response to an unsolicited offer

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         or (iv) a Permitted Transfer by such Shareholder Party, a number of ordinary shares of the Company ("SUBJECT SHARES") comprising at least 20% of the Subject Shares in issue (on a fully-diluted basis, taking into account all vested and exercisable options, warrants or rights to acquire any Subject Shares and any securities immediately convertible into or exchangeable or exercisable for Subject Shares), in a single transaction or in a series of related transactions (a "TAG-ALONG SALE"), the Tag-Along Seller shall provide each other Shareholder Party that holds Subject Shares (each a "RELEVANT SHAREHOLDER") notice of the terms and conditions of such proposed transfer to the Tag-Along Purchaser ("TAG-ALONG NOTICE") and offer each Relevant Shareholder the opportunity to participate, and each Relevant Shareholder may elect, at its option, to participate in the proposed Tag-Along Sale in accordance with this clause 3 (each such electing Relevant Shareholder, a "TAGGING PERSON"). In the event of any Tag-Along Sale for ordinary shares of the Company, each Wellington Entity that holds vested options under the Wellington Option shall be deemed to be a Relevant Shareholder and shall be entitled to participate in the proposed Tag-Along Sale (and, if such Wellington Entity so elects to participate, shall be deemed a Tagging Person) in respect of the Subject Shares underlying such vested options. In the event that the proposed Tag-Along Sale would result in a Change of Control, then each Management Shareholder shall be deemed to be a Relevant Shareholder and shall be entitled to participate in the proposed Tag-Along Sale (and, if he or she so elects to participate, shall be deemed a Tagging Person) in respect of (x) the Subject Shares owned by such Management Shareholder and (y) the Subject Shares underlying any options, warrants, rights or securities exercisable or exchangeable for, or convertible into, Subject Shares, provided that, if any of such options, warrants, rights or securities are subject to vesting, only upon and to the extent of such vesting and subject to the terms and conditions of Section 3(d) in the shareholder's agreement between such Management Shareholder and the Company (each, a "MANAGEMENT SHAREHOLDER'S AGREEMENT"). Each Management Shareholder shall have the right under the Contracts (Rights of Third Parties) Act 1999 to enforce this clause 3. The Management Shareholders' Representative shall be entitled to receive notices and other communications and take decisions and exercise approvals, consents and other rights under or in connection with this Agreement for and on behalf of the Management Shareholders in accordance with the power of attorney granted to the Management Shareholders' Representative under each Management Shareholder's Agreement.

    3.2 The Tag-Along Notice shall identify the number of Subject Shares proposed to be transferred in such Tag-Along Sale including the number of Subject Shares proposed to be sold by the Tag-Along Seller, the identity of the Tag-Along Purchaser, the consideration for which the transfer is proposed to be made, and all other material terms and conditions of the offer by the Tag-Along Purchaser, including the form of the proposed agreement, if any ("TAG-ALONG OFFEr").

    3.3 Each Tagging Person shall have the right (a "TAG-ALONG RIGHT"), exercisable by written notice ("TAG-ALONG RESPONSE NOTICE") given to the Tag-Along Seller and the Company within 20 Business Days after its receipt of the Tag-Along Notice (the "TAG-ALONG NOTICE PERIOD"), to request that the Tag-Along Seller include in the proposed Tag-Along Sale the number of Subject Shares held by such Tagging Person as is specified in the Tag-Along Response Notice, provided that:

         3.3.1 if the aggregate number of Subject Shares proposed to be sold by the Tag-Along Seller and all Tagging Persons in any such transaction exceeds the number of Subject Shares that can be sold on the terms and conditions set forth in the Tag-Along Notice, then each Tag-Along Seller and each Tagging Person shall be entitled to include in the Tag-Along Sale only up to the lesser of (i) its Tag-Along Portion (defined below) of Subject Shares and (ii) the number of Subject Shares proposed to be sold by it specified in the Tag Along Offer (in the case of the Tag-Along Seller) or in its Tag-Along Response Notice (in the case of a Tagging Person) (the "MAXIMUM ALLOCATION");

         3.3.2 if any Subject Shares remain unallocated after applying the cut-back requirement in clause 3.3.1, then such unallocated Subject Shares shall be allocated pro rata based on the total number of Subject Shares owned by each participant that shall have elected to sell more than its Tag-Along Portion, but in no event shall any such participant be required to sell more than its Maximum Allocation; and

         3.3.3 for the purposes of this clause 3, "TAG-ALONG PORTION" means, for any Tag-Along Seller or Tagging Person in connection with any Tag-Along Sale, that number of Subject Shares of such Tag-Along Seller or Tagging Person, as the case may be, which is equal to the total number of Subject Shares proposed to be transferred in such Tag-Along Sale as specified in the related Tag-Along Notice, multiplied by a fraction, the numerator of which is the total number of Subject Shares (subject to clause 3.11) owned by the Tag-Along Seller or the Tagging Person, as the case may be, immediately prior to such Tag-Along Sale and the denominator of which is the total number of Subject Shares (subject to clause 3.11) owned by all the Tag-Along Sellers and Tagging Persons immediately prior to such Tag-Along Sale.

    3.4 Each Tag-Along Response Notice shall include wire transfer instructions for payment of any cash consideration as part of the purchase price for the Subject Shares to be sold in such Tag-Along Sale. Each Tagging Person that exercises its Tag-Along Rights hereunder shall deliver to the Company (or its designated agent), no later than 5 Business Days prior to the proposed closing date for the Tag-Along Sale, the certificate or certificates representing the Subject Shares of such Tagging Person to be included in the Tag-Along Sale, together with a power-of-attorney authorising the Tag-Along Seller to transfer such Subject Shares on the terms set forth in the Tag-Along Notice. Subject to clause 3.5, delivery of a Tag-Along Response Notice during the Tag-Along Response Period by a Tagging Person shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging Persons. Subject to clause 3.5, at the termination of the Tag-Along Notice Period, if a Relevant Shareholder shall not have elected to participate in the Tag-Along Sale by delivery of a Tag-Along Response Notice, such Relevant Shareholder shall be deemed to have waived its rights under this clause with respect to the transfer of its Subject Shares pursuant to such Tag-Along Sale.

    3.5 In the event of a material change of the Tag-Along Offer (it being understood that any increase of the price payable by more than 5% of the original price shall be deemed a material beneficial change and any decrease of the price payable shall be deemed a material adverse change), the Tag-Along Seller shall (i) (if such change is a material adverse change) give written notice of such change to each Tagging Person, which shall have the right to revoke its election to participate in the Tag-Along Sale by providing written notice to the Company within 5 Business Days of receiving the notice of the change in terms, or (ii) (if such change is a material beneficial change) give written notice of such change to each Relevant Shareholder, which shall have the right to participate in the Tag-Along Sale, in each case, by providing written notice to the Company within 10 Business Days of receiving the notice of the change in terms.

    3.6 The Tag-Along Seller shall transfer, on behalf of itself and as attorney for any Tagging Person pursuant to the relevant power-of-attorney in favor of the Tag-Along Seller, the Subject Shares of the Tag-Along Seller and all Tagging Persons elected to be transferred on the terms and conditions consistent with those set forth in the Tag-Along Notice on the closing date specified in the Tag-Along Offer (as may be extended in accordance therewith, the "TAG-ALONG SALE CLOSING DATE").

    3.7 Concurrently with the consummation of the Tag-Along Sale, (i) the Tag-Along Seller shall notify the Tagging Persons thereof (including identifying the manner of delivery for any non-cash consideration), and
         (ii) the total consideration due to each Tagging Person shall be remitted to such party, with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with the wire transfer instructions in the applicable Tag-Along Response Notices.

    3.8 If, on the Tag-Along Sale Closing Date, the Tag-Along Sale is not consummated for any reason, (i) the Company (or its designated agent) shall return to each Tagging Person, to the extent previously provided, the limited power-of-attorney together with all certificates representing the Subject Shares that such Tagging Person delivered for transfer pursuant to this clause and any other documents executed by the Tagging Persons in connection with the proposed Tag-Along Sale, and
         (ii) no Shareholder Party or Parties shall conduct any transfer of any Shares without again complying with this clause.

    3.9 Notwithstanding anything contained in this clause there shall be no liability on the part of the Tag-Along Seller to the Tagging Persons if the transfer of Subject Shares pursuant to this clause is not consummated for any reason. Subject to the terms of any sale agreement executed in connection with a Tag-Along Sale, the decision of whether to effect a transfer of Subject Shares pursuant to this clause by the Tag-Along Seller, or to terminate any such transaction prior to consummation, is in the sole and absolute discretion of the Tag-Along Seller.

    3.10 The rights and obligations of Relevant Shareholders to participate in a Tag-Along Sale are subject to the following additional conditions:

         3.10.1 upon the consummation of such Tag-Along Sale, all of the Tagging Persons will receive the same form and amount of consideration per Subject Share, or, if any Tagging Person is given an option as to the form and amount of consideration to be received, all Tagging Persons will be given the same option;

         3.10.2 subject to the terms of any sale agreement executed in connection with the Tag-Along Sale, no Tagging Person shall be obligated to pay any expenses incurred in connection with any unconsummated Tag-Along Sale and each Tagging Person shall be obligated to pay only its pro rata share (based on the number of Subject Shares transferred by it relative to the total number of Subject Shares transferred) of expenses incurred in connection with a consummated Tag-Along Sale to the extent such expenses are incurred for the benefit of all Tagging Persons and are not otherwise paid by the Company or another person;

         3.10.3 each Tagging Person shall (i) make such representations, warranties and covenants and enter into such definitive agreements as are customary for transactions of the nature of the proposed transfer and as are consistent with, or no less favourable or more burdensome than, those applicable to the Tag-Along Seller; provided that a Tagging Person shall only be required to warrant title to its Subject Shares that are subject of the Tag Along Right and its right, power and authority to sell such Subject Shares, and the liability of a Tagging Person for any warranties in connection with each such Tagging Person's title to its Subject Shares and its right, power and authority to sell such Subject Shares, shall be several but not joint and each such Tagging Person shall not be liable for more than the lesser of (A) its pro rata share (based on the number of Subject Shares transferred by it relative to the total number of Subject Shares transferred) of any liability for such warranties and (B) the net proceeds received by such Tagging Person in connection with such transfer, (ii) otherwise be subject to all of the same provisions of the definitive agreements as the Tag-Along Seller, and (iii) be required to bear its pro rata share (based on the number of Subject Shares transferred by it relative to the total number of Subject Shares transferred) of any escrows, holdbacks or adjustments in purchase price.

    3.11 Subject Shares that have been transferred by a Tag-Along Seller or Tagging Person in a Tag-Along Sale pursuant to the provisions of this clause 3 ("EXCLUDED SHARES") shall not be subject again to the restrictions set forth in this clause 3, nor shall any Shareholder Party holding Excluded Shares be entitled to exercise any rights as a Relevant Shareholder under this clause 3 with respect to such Excluded Shares, and Excluded Shares held by a Tag-Along Seller or any Tagging Person shall not be counted in determining the respective participation rights of such Shareholder Parties in a transfer subject to this clause.

    3.12 This clause 3 shall terminate on the date that is thirty-six (36) months after the Effective Date.

    4.   CERTAIN AGREEMENTS

    4.1 Notwithstanding any provision in this Agreement to the contrary, each of the Wellington Entities undertakes to:

         4.1.1 exercise its voting rights as a Shareholder to approve any Change of Control; and

         4.1.2 tender its Shares for sale in relation to any Change of Control on terms no less favourable than those on which the Investors sell their Shares;

         if such Change of Control is approved by the Board and by Investors holding not less than 60% of the voting power of Shares held by the Investors (taking into consideration the provisions of Bye-Laws 63-67).

    4.2 Each Shareholder Party consents to the bonus issue of Shares pursuant to a Cash-Less Exercise (as defined and described in the Wellington Option). Each Shareholder Party agrees to vote its Shares and otherwise take all reasonable action within its power to give effect to this clause and clause 4.9 of the Wellington Option.

    5.   CONFIDENTIALITY

    5.1 Each Shareholder Party agrees that any Confidential Information furnished to it has been made available to it solely in connection with such Shareholder Party's investment in the Company. Each Shareholder Party agrees that it shall use the Confidential Information only in connection with its investment in the Company and not for any other purpose (including to disadvantage competitively the Group). Each Shareholder Party further acknowledges and agrees that it shall not disclose any Confidential Information to any person, except that Confidential Information may be disclosed:

             (i) to such Shareholder Party's Representatives (as defined in the definition of "Confidential Information") or Representatives of any Affiliate of such Shareholder Party in the normal course of the performance of their duties; provided that, in case of a Shareholder Party other than the Names' Trustee, such Representative agrees to keep confidential any Confidential Information disclosed to it in accordance with the terms of this Agreement and, in the case of the Names' Trustee, it will inform its Representatives that the information they receive is Confidential Information and that such Representatives are expected to keep confidential such Confidential Information;

             (ii) to the extent required by applicable law, rule or regulation, (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Shareholder Party is subject, provided that such Shareholder gives the Company prompt notice of such requirement(s) or request(s), to the extent practicable, so that the Company may seek an appropriate protective order or similar relief, and the

                    Shareholder Party shall cooperate with such efforts by the Company, and shall in any event make only such disclosure as is required by such law, rule or regulation);

             (iii) to any person to whom such Shareholder Party is contemplating a transfer of its Shares, provided that such transfer would not be in violation of the provisions of this Agreement and such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement consistent with the provisions hereof;

             (iv) to any regulatory authority or rating agency to which such Shareholder Party or any of its Affiliates is subject or with which it has regular dealings, as long as such authority or agency is advised of the confidential nature of such information; or

             (v) if the prior written consent of the Board shall have been obtained.

         Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defence of any claim by or against the Company or any Shareholder Party. Additionally, notwithstanding the restrictions in this clause 5, each Shareholder Party and its representatives or other agents may, without prior consent, disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the Company and all materials of any kind (including tax opinions or other tax analyses) that are provided to them relating to the tax treatment and tax structure of the Company. The restrictions contained in this clause 5 shall terminate on the earlier of (x) as to any Shareholder Party, one year following the date on which such Shareholder Party ceases to be bound by this Agreement and (y) as to all Shareholder Parties, one year following the termination of this Agreement.

    6.   COSTS

    6.1 The Company shall pay the reasonable legal fees and expenses incurred by each Investor and each Wellington Entity in connection with the negotiation, preparation and execution of this Agreement, the Registration Rights Agreement, the Management Shareholder's Agreements (and all other documents relating to the management equity plan referred to therein) and all other matters in connection with the IPO (as defined below) prior to the Effective Date.

    6.2 The Company shall pay the reasonable legal fees and expenses incurred by all Management Shareholders, taken together, in connection with the negotiation, preparation and execution of (x) this Agreement, the Registration Rights Agreement, the Management Shareholder's Agreements (and all other documents relating to the management equity plan referred to therein) and all other matters in connection with the IPO (as defined below) prior to the Effective Date and (y) the Management Service Contracts; provided that, the Company shall only reimburse the Management Shareholders for any such legal fees and expenses incurred for the services of one firm of legal counsel.

    6.3 The Company shall pay to the Names' Trustee, in connection with its administration of the Names Trust, the fees and expenses set forth in
         Schedule 3 of that certain Deed of Retirement, Appointment and Amendment entered into or to be entered into on or around the date of this Agreement by and between, among others, the Company and the Names' Trustee (as may be amended, restated, supplemented or otherwise modified from time to time, the "DEED OF APPOINTMENT") on the terms and conditions described in the Deed of Appointment.

    7.   EFFECTIVE DATE; DURATION

    7.1 Clauses 6 and 8.9 of this Agreement shall become effective on and as of the date hereof and together with the Initial Subscription and Shareholders' Agreement (except for Clauses 11.9.1, 11.9.2 and 11.9.3 of the Initial Subscription and Shareholders' Agreement which on and as of the date hereof shall cease to have any force or effect) shall constitute the entire agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein prior to the Effective Date. The remainder of this Agreement shall become effective on the completion date (the "EFFECTIVE DATE") of the Company's initial public offering of its equity securities pursuant to an effective registration statement (other than on Form F-4 or S-8 or successor form) filed under the Securities Act (the "IPO") and prior to such time shall have no force or effect. If the IPO is abandoned or is not completed for any reason prior to June 30, 2004, this Agreement (other than clauses 6 and 8.9 and this clause 7.1) shall have no force or effect and no party shall have any liability or other obligation to any other party in respect of any of the terms or provisions hereof, provided that, for avoidance of doubt, the Initial Subscription and Shareholders' Agreement, as modified by clauses 6 and 8.9 and this clause 7.1 of this Agreement, shall continue in full force and effect.

    7.2 This Agreement shall terminate upon the first to occur of (i) the written agreement among the Company (acting with the approval of the Board) and each Shareholder Party that this Agreement be terminated,
         (ii) a Change of Control, (iii) the liquidation or dissolution of the Company and (iv) the tenth anniversary of the Effective Date. At the time a Shareholder Party (other than a Wellington Entity) ceases to hold any Shares, such Shareholder Party shall cease to be a party to and be bound by this Agreement. At the time a Wellington Entity ceases to hold any Shares and the Wellington Option has been terminated or all options thereunder have lapsed, such Wellington Entity shall cease to be a party to and be bound by this Agreement. Notwithstanding the termination of this Agreement in its entirety or in respect of any party hereto, the terms of clause 5 (Confidentiality) shall survive in accordance with their terms and clauses 1 (Interpretation), 8 (General Provisions), 9 (Notices) and 10 (Governing Law) shall terminate at such time as no other clause or provision of this Agreement is in effect.

    8.   GENERAL PROVISIONS

    8.1 Except as expressly provided otherwise in this Agreement, an amendment or other variation of this Agreement is valid only if it is in writing and signed by or on behalf of the Company (acting with the approval of the Board) and Shareholder Parties holding 75% of the voting power of the Shares (taking into consideration the provisions of Bye-Laws 63-67) held by the Shareholder Parties, provided that any amendment or variation of this Agreement that would adversely affect a Shareholder Party in a disproportionate manner relative to the other Shareholder Parties may not be effected without the consent of such disproportionately effected Shareholder Party. No Manager shall have any right to receive notice of or consent to any amendment or other variation of this Agreement, unless such amendment or variation alters the effect of this clause 8.1 or clause
         8.11 to the detriment of such Manager in which case such Manager's prior written consent shall be required. The Company and requisite Shareholder Parties shall be entitled to amend, modify, suspend, rescind or terminate clauses 3 and 6.1 of this Agreement without any notice to or consent of the Management Shareholders, provided that if any such action adversely affects only the Management Shareholders or adversely affects the Management Shareholders in a disproportionate manner relative to the other Shareholder Parties then such action shall not be taken without the prior written consent of Management Shareholders holding a majority of the voting power (taking into consideration the provisions of Bye-Laws 63-67) of the Shares then held by all Management Shareholders.

    8.2 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

    8.3 The parties acknowledge and agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

    8.4 If there is any conflict or inconsistency between the provisions of this Agreement and the Bye-Laws, this Agreement prevails as among the parties to this Agreement.

    8.5 The invalidity, illegality or unenforceability of any provision of this Agreement does not affect the continuation in force of the remainder of this Agreement.

    8.6 This Agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same document.

    8.7 Except as expressly provided otherwise in clause 3.1 of this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

    8.8 The parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

    8.9 Notwithstanding any other provision in this Agreement or any rights of any person at law or in equity, in the event of any default by any Investor under this Agreement, the remedies of any other person shall be restricted to enforcement of its rights against the interests of the defaulting Investor and no resort shall be had to (i) any of the partners of any Investor that is a partnership, any member of any Investor that is a limited liability company or any of the stockholders of any Investor that is a corporation or (ii) any property or assets of the partners of any Investor that is a partnership, the members of any Investor that is a limited liability company, or the stockholders of any Investor that is a corporation (other than the property and assets of the Investor itself). The parties to this Agreement acknowledge that the Names' Trustee is a party to this Agreement solely in its capacity as trustee of the Part A Trust Fund of the Names Trust and, accordingly, (x) the Names' Trustee shall be liable to satisfy its obligations under this Agreement, including, without limitation, any obligations or liabilities for any representations, warranties or covenants required to be made by the Names' Trustee as a Tagging Person under clause 3.10.3 above or arising in connection with any default by the Names' Trustee under this Agreement, only to the extent of the assets held from time to time by the Names' Trustee as trustee of the Part A Trust Fund of the Names Trust in accordance with the terms of the declaration of trust governing the Names Trust ("NAMES TRUST ASSETS") and (y) no recourse shall be had to (I) any assets other than the Names Trust Assets, including, any of the assets held by the Names' Trustee as trustee, co-trustee or nominee of a trust other than the Names Trust, as owner in its individual capacity or in any way other than as trustee of the Part A Trust Fund of the Names Trust or (II) the Names' Trustee for any cash, securities or other assets that have been distributed by the Names' Trustee to the Names Trust Beneficiaries as beneficiaries of the Names Trust.

    8.10 Any of the rights, powers, discretions and consents of Phoenix may be exercised by Phoenix Equity Partners Limited or any other person or persons authorized in writing by Phoenix for the time being and Phoenix Equity Partners Limited or such other person or persons who has been authorized in writing may enforce such rights directly as if it were a party to this Agreement.

    8.11 This Agreement amends and restates as of the Effective Date in its entirety the Initial Subscription and Shareholders' Agreement, provided that termination of the Initial Subscription and Shareholders' Agreement on the Effective Date shall not affect the accrued rights and obligations of any party thereto in respect of any representation or warranty made by any party thereunder. Subject to the foregoing, this Agreement and the documents expressly referred to herein or otherwise executed or to be executed in connection herewith constitute the entire agreement, and supersede any previous agreements, between the parties relating to the subject matter of this Agreement (other than the Registration Rights Agreement and each Management Shareholder's Agreement).

    8.12 The parties hereto acknowledge and agree that Managers are party to this Agreement only to agree to the matters in this clause 8.12 and in clauses 8.11, 9 and 10.

    8.13 Except as expressly provided otherwise herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to Shares or other securities in the Company or any security of any other person that may be issued in respect of, in exchange for, or in substitution of the Shares.

    8.14 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assignees, provided that any such assignee has executed a deed of adherence in the form of schedule 2.

    9.   NOTICES

    9.1 Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered (i) personally, or
         (ii) by first class post in a pre-paid envelope, (iii) by fax, or (iv) by email, to the party due to receive the notice or communication at its address, fax number or email address set out or described below, or such other address, fax number or email address as a party may specify by notice in writing to the others in accordance with this clause:

         (1)      If to the Company, to:

                  Aspen Insurance Holdings Limited
                  Victoria Hall
                  11 Victoria Street
                  Hamilton HM11 Bermuda
                  Attention: Julian Cusack
                  Fax:  +1 441 295 1829
                  Email:  julian.cusack@aspen.bm

         (2) If to a Shareholder (other than a Management Shareholder), at such Shareholder's address, fax number or email address as set forth in the Register of Members maintained by the Company, contained in any deed of adherence to this Agreement or otherwise on file with the Company (as the case may be). Any person that becomes a Shareholder shall promptly provide to the secretary of the Company such Shareholder's address, fax number and email address for the purpose of notices hereunder.

         (3) If to a Management Shareholder, to the Management Shareholders' Representative, at:

                  Aspen Insurance Holdings Limited
                  c/o Aspen Reinsurance UK Limited
                  100 Leadenhall Street
                  London EC3A 3DD
                  Attention: Christopher O'Kane / Chief Executive Officer
                  Fax:   +44 207 929 4111

                  Email: chris.okane@aspen-re.com

    9.2 In the absence of evidence of earlier receipt, any notice or other communication shall be deemed to have been duly given: (i) if delivered personally, when left at the address referred to in clause 9.1; (ii) if sent by mail other than air mail, five Business Days after posting such notice; (iii) if sent by air mail, two Business Days after posting such; (iv) if sent by fax on a Business Day between the hours of 9 a.m. and 5 p.m. (local time at recipient's address), when confirmation of its transmission has been recorded by the sender's fax machine, and if sent at any other time, if confirmation of its transmission has been recorded by the sender's fax machine, at 9 a.m. on the next succeeding Business Day; or (v) if sent by email on a Business Day between the hours of 9 a.m. and 5 p.m. (local time at recipient's address), one hour after transmission, and if sent at any other time, at 9 a.m. on the next succeeding Business Day, unless, in either case, the sender receives a return message within three hours after transmission indicating that the email has not been delivered to the intended recipient (including any message that the intended recipient is "out of the office" or otherwise unavailable), unless the sender confirms by telephone directly with the intended recipient his or her receipt of the email.

    10.  GOVERNING LAW AND JURISDICTION

    10.1 This Agreement is governed by English law.

    10.2 The courts of England have non-exclusive jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England.

    10.3 Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any Disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

    10.4 Each Shareholder Party who is not resident in England shall at all times maintain an agent for service of process and any other documents in connection with proceedings in England or any other proceedings in connection with this Agreement.

                                   SCHEDULE 1


                                     PART A
                                     ------

     THE INVESTORS

         "BLACKSTONE"
          ----------
         BCP Excalibur Holdco (Cayman) Limited
         BOCP Excalibur Holdco (Cayman) Limited
         BFIP Excalibur Holdco (Cayman) Limited
         BGE Excalibur Holdco (Cayman) Limited

         "CANDOVER"
          --------

         Candover Partners Limited as General Partner of the following limited partnerships:
              Candover 2001 Fund UK No. 1 Limited Partnership
              Candover 2001 Fund UK No. 2 Limited Partnership
              Candover 2001 Fund UK No. 3 Limited Partnership
              Candover 2001 Fund UK No. 4 Limited Partnership
              Candover 2001 Fund UK No. 5 Limited Partnership
              Candover 2001 Fund UK No. 6 Limited Partnership
              Candover 2001 Fund US No. 1 Limited Partnership
              Candover 2001 Fund US No. 2 Limited Partnership
              Candover 2001 Fund US No. 3 Limited Partnership
              Candover 2001 Fund US No. 4 Limited Partnership
              Candover 2001 Fund US No. 5 Limited Partnership
         Candover 2001 GmbH & Co. KG
         Candover Investments plc
         Candover (Trustees) Limited
         Mourant & Co. Trustees Limited

         "CSFB"
         ------
         DLJMB Overseas Partners III, C.V.
         DLJ Offshore Partners III, C.V.
         DLJ Offshore Partners III-1, C.V.
         DLJ Offshore Partners III-2, C.V.
         DLJMB Partners III GmbH & Co. KG
         Millennium Partners II, L.P.
         MBP III Plan Investors, L.P.

         3i Group plc

         "PHOENIX"
          -------
         Phoenix Equity Partners IV "A" L.P. Phoenix Equity Partners IV "B" L.P. Phoenix Equity Partners IV "C" L.P.
         Donaldson, Lufkin & Jenrette Securities Corporation
         Phoenix Equity Partners III and IV Executive Investment Plan L.P. Phoenix Equity Partners IV Co-Investment Plan

         "OLYMPUS"
          -------
         Olympus Growth Fund III, L.P.
         Olympus Executive Fund, L.P.

         Montpelier Reinsurance Ltd.

         The Lexicon Partnership LLP

                                   SCHEDULE 1

                                     PART B
                                     ------

     THE MANAGERS

     Paul Myners
     Christopher O'Kane
     Julian Cusack
     Sarah Davies
     David May

                                   SCHEDULE 2


                                DEED OF ADHERENCE



     THIS DEED OF ADHERENCE is made on [ ] 200[ ]

     BY [ ] of [ ] (the "COVENANTOR") in favour of the persons whose names are set out in the schedule to this Deed and is SUPPLEMENTAL to the Amended and Restated Shareholders' Agreement dated [o] 2003 made by (1) Aspen Insurance Holdings Limited, (2) BCP Excalibur Holdco (Cayman) Limited, (3) Wellington Underwriting plc, (4) Harrington Trust Limited and (5) others (the "SHAREHOLDERS' AGREEMENT").

     THIS DEED WITNESSES as follows:

     The Covenantor confirms that it has been given and read a copy of the Shareholders' Agreement and covenants with each person named in the schedule to this Deed to perform and be bound by all the terms of the Shareholders' Agreement, as if the Covenantor were a Shareholder Party who is party to the Shareholders' Agreement.

     This Deed is governed by English law.

     IN WITNESS WHEREOF this Deed has been executed by the Covenantor and is intended to be and is hereby delivered on the date first above written.

                                    SCHEDULE

     [Parties to Shareholders' Agreement including those who have executed earlier deeds of adherence].

     EXECUTED by the parties:

     Signed by                                                     )  /s/ Christopher O' Kane
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     ASPEN INSURANCE HOLDINGS LIMITED                              )

     Signed by                                                     )  /s/ Stuart William Robinson
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     3I GROUP PLC                                                  )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     as Managing General Partner for and on behalf of              )
     DLJMB OVERSEAS PARTNERS III, C.V.                             )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     as Advisory General Partner for and on behalf of              )
     DLJ OFFSHORE PARTNERS III, C.V.                               )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     as Advisory General Partner on behalf of                      )
     DLJ OFFSHORE PARTNERS III-1, C.V.                             )
     and as attorney-in-fact for                                   )
     DLJ MERCHANT BANKING III, L.P.,                               )
     as Associate General Partner for and on behalf of             )
     DLJ OFFSHORE PARTNERS III-1, C.V.                             )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     as Advisory General Partner on behalf of                      )
     DLJ OFFSHORE PARTNERS III-2, C.V.                             )
     and as attorney-in-fact for                                   )
     DLJ MERCHANT BANKING III, L.P.                                )
     as Associate General Partner for and on behalf of             )
     DLJ OFFSHORE PARTNERS III-2, C.V.                             )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     General Partner of                                            )
     DLJ MERCHANT BANKING III, L.P.                                )
     as Managing Limited Partner for and on behalf of              )
     DLJMB PARTNERS III GMBH & CO. KG                              )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ LBO PLANS MANAGEMENT                                      )
     CORPORATION                                                   )
     as Managing General Partner for and on behalf of              )
     MBP III PLAN INVESTORS, L.P.                                  )

     Signed by                                                     )  /s/ Michael Isikow
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     DLJ MERCHANT BANKING III, INC.                                )
     as Managing General Partner for and on behalf of              )
     MILLENNIUM PARTNERS II, L.P.                                  )

     Signed by                                                     )
     duly authorised for and on behalf of                          )
     OGP III, L.L.C.,                                              )
     as General Partner for and on behalf of                       )
     OLYMPUS GROWTH FUND III, L.P.                                 )

     Signed by                                                     )
     duly authorised for and on behalf of                          )
     NIBUR, L.L.C.                                                 )
     General Partner of                                            )
     OEF, L.P.                                                     )
     General Partner for and on behalf of                          )
     OLYMPUS EXECUTIVE FUND L.P.                                   )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )
     in its capacity as manager for and on behalf of               )
     PHOENIX EQUITY PARTNERS IV "A" L.P.                           )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )
     in its capacity as manager for and on behalf of               )
     PHOENIX EQUITY PARTNERS IV "B" L.P.                           )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )
     in its capacity as manager for and on behalf of               )
     PHOENIX EQUITY PARTNERS IV "C" L.P.                           )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     PHOENIX EQUITY PARTNERS LIMITED                               )
     as attorney for                                               )
     DONALDSON, LUFKIN & JENRETTE                                  )
     SECURITIES CORPORATION                                        )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )
     in its capacity as administrator for and on behalf of         )
     THE PHOENIX EQUITY PARTNERS IV                                )
     CO-INVESTMENT PLAN                                            )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )
     in its capacity as manager for and on behalf of               )
     PHOENIX EQUITY PARTNERS III AND IV                            )
     EXECUTIVE INVESTMENT PLAN L.P.                                )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     PHOENIX EQUITY PARTNERS LIMITED                               )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND US NO. 1 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND US NO. 2 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND US NO. 3 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND US NO. 4 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND US NO. 5 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 1 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 2 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 3 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 4 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 5 LIMITED                           )
     PARTNERSHIP                                                   )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER PARTNERS LIMITED                                     )
     as general partner for and on behalf of                       )
     CANDOVER 2001 FUND UK NO. 6 LIMITED                           )
     PARTNERSHIP.                                                  )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     CANDOVER 2001 GMBH & CO. KG                                   )
     represented by                                                )
     DEUTSCHE CANDOVER                                             )
     (MANAGING LIMITED PARTNER) GMBH                               )
     represented by                                                )
     Norbert Pacho as managing director                            )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER (TRUSTEES) LIMITED                                   )

     Signed by                                                     )  /s/ Julie Lewis
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     MOURANT & CO. TRUSTEES LIMITED                                )
     in its capacity as trustee of                                 )
     CANDOVER 2001 EMPLOYEE BENEFITS TRUST                         )

     Signed by                                                     )  /s/ Marek Gumienny
                                                                      --------------------------------
     duly authorised attorney for and on behalf of                 )
     CANDOVER INVESTMENTS PLC                                      )

     Signed by                                                     )  /s/ A.C. Winther
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     THE LEXICON PARTNERSHIP LLP                                   )

     Signed by                                                     )  /s/ Julian Avery
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     WELLINGTON UNDERWRITING PLC                                   )

     Signed by                                                     )  /s/ Anthony Taylor
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     MONTPELIER REINSURANCE LTD.                                   )

     Signed by                                                     )  /s/ Bret Pearlman
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     BCP EXCALIBUR HOLDCO (CAYMAN) LIMITED                         )

     Signed by                                                     )  /s/ Bret Pearlman
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     BOCP EXCALIBUR HOLDCO (CAYMAN) LIMITED                        )

     Signed by                                                     )  /s/ Bret Pearlman
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     BFIP EXCALIBUR HOLDCO (CAYMAN) LIMITED                        )

     Signed by                                                     )  /s/ Bret Pearlman
                                                                      --------------------------------
     duly authorised for and on behalf of                          )
     BGE EXCALIBUR HOLDCO (CAYMAN) LIMITED                         )

     Signed by                                                     )  /s/ [Illegible]
                                                                      --------------------------------
     duly authorized for and behalf of                             )
     HARRINGTON TRUST LIMITED                                      )
     solely as trustee of the Part A Trust                         )
     Fund of the Names Trust                                       )

     Each Manager has executed and delivered this Agreement only for the limited purposes described in clause 8.12.

     Signed by                                                     )  /s/ Paul Myners
                                                                      --------------------------------
     PAUL MYNERS                                                   )

     Signed by                                                     )  /s/ Christopher O'Kane
                                                                      --------------------------------
     CHRISTOPHER O'KANE                                            )

     Signed by                                                     )  /s/ Julian Cusack
                                                                      --------------------------------
     JULIAN CUSACK                                                 )

     Signed by                                                     )  /s/ Sarah Davies
                                                                      --------------------------------
     SARAH DAVIES                                                  )

     Signed by                                                     )  /s/ David May
                                                                      --------------------------------
     DAVID MAY                                                     )



                                       32